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                                                                   EXHIBIT 10(a)

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                            SPEIZMAN INDUSTRIES, INC.

     Pursuant to Section 242 of the General Corporation Law of Delaware, Speizman Industries, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of Delaware, hereby submits the following for the purpose of amending its Certificate of Incorporation, and does hereby certify as follows.

1.   The name of the Corporation is SPEIZMAN INDUSTRIES, INC.

2. The Certificate of Incorporation of the Corporation is hereby amended by deleting Article Fourth (A) in its entirety and substituting the following in lieu thereof:

     "FOURTH: (A) The total number of shares of all classes of stock which the Corporation shall have authority to issue is 12,025,000, of which 25,000 shares shall be Preferred Stock, par value $100 per share (hereinafter the "Preferred Stock"), and 12,000,000 shares shall be Common Stock, par value $.10 per share (hereinafter the "Common Stock")."

3. This amendment to the Corporation's Certificate of Incorporation was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of Delaware.

4. This amendment to the Corporation's Certificate of Incorporation shall become effective upon filing with the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Certificate of Incorporation of the Corporation this 7th day of January, 2002.

                                         SPEIZMAN INDUSTRIES, INC.


                                         By:    /s/Robert S. Speizman, President
                                            ------------------------------------
                                         Name:  Robert S. Speizman
                                         Title: President